EXHIBIT 10.10


CERTIFICATE OF INSURANCE

This is to certify that the following policy(s), subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance company(s) listed below. NOTE: The inclusion pf persons or e11tities as "Insureds" only applies to the persons' or entities' contingent liability arising out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless otherwise noted.


CERTIFICATE HOLDER:           NAMED INSURED:
The Port Authority ofNew York
and New Jersey           Baltia Air Lines, Inc.
2 Montgomery Street, 3rdF loor  Building 151. Room 361
Jersey City, NJ 07302         JFK lntemational Airport
                    Jamaica. NY 11430

This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions contained in such policies issued to the insured.



COVERAGE:      Airport Premises Liability

POLICY PERIOD: 12:01 A.M. December 26, 2012 to 12:01 A. M. December
26, 2013


INSURER & POLICY    Star Insurance Company Inc. AC 0763844
NUMBER:

LIMITS OF LIABILITY:     $10,000.000. Combined single limit each
occurrence

DESCRIPTION OF INSURANCE: The Certificate holder including its officers, employees and representatives are included as insureds and shall be provided
30 days notice of cancellation, 10 days in the event of non-payment.



Certificate Number: 005
Date of Issue: 12/28/2012     ___(signature)________________
                    Authorized Representative
                    Aviation Risk Management Associates, INc.
                    3378 W. Virginia St. Crystal Lake, Il 60014
                    P. 815-356-8811  F. 815-356-8822